UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 1st, 2010

G2 Ventures, Inc.

(Exact name of registrant as specified in its charter)

Texas	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.2 Baowang Road Baodi Economic Development Zone Tianjin, PRC	300180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-22-58896888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders; 8.01 Other Events.

On December 1, 2010, the Registrant’s (i) Board of Directors and (ii) stockholders of the Company owning approximately 92.58% of the outstanding shares of common stock of the Company, approved by written consent each of the following:

•	Change of corporate domicile from Texas to Nevada;

•	Change of the Company’s name to “Joway Health Industries Group, Inc.”;

•	Adoption of new articles of incorporation in connection with change of corporate domicile; and

•	Adoption of new bylaws in connection with change of corporate domicile.

The Registrant will file copies of its new articles of incorporation and bylaws with the Securities and Exchange Commission when the Company’s change of domicile to the State of Nevada is effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2010

G2 Ventures, Inc.
(Registrant)

By: /s/ Jinghe Zhang
(Signature)

President and Chief Executive Officer
(Title)

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